UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 19, 2011

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

137A LEWIS WHARF, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 19, 2011, Converted Organics Inc. ("Company," "we," "our," or "us"), Iroquois Master Fund, Ltd. ("IMF") and Iroquois Capital Opportunity Fund, Ltd. ("ICOF") entered into an agreement ("Agreement") pursuant to which the convertible note issued to IMF on April 20, 2011, as previously amended on August 10, 2011, in the aggregate original principal amount of $3,850,000 (the "Note") was amended.
Pursuant to the original terms of the Note, the conversion price ("Conversion Price") of the Note was $0.40, subject to adjustment as set forth in the Note. Pursuant to the Agreement, the parties agreed to change the definition of Conversion Price to mean, as of any conversion date or other date of determination, the lowest of (i) $0.40 (subject to adjustment as provided in the Note), (ii) the price which is equal to the product of (1) 85% multiplied by (2) the quotient of (A) the sum of each of the three (3) lowest closing sale prices of the common stock during the twenty consecutive trading day period immediately preceding the applicable conversion date or other date of determination (as the case may be) divided by (B) three (3) and (iii) the price which is equal to the product of (I) 85% multiplied by (II) the closing sale price of the common stock on the trading day immediately preceding the applicable conversion date or other date of determination (as the case may be).
The foregoing description of the Agreement is not complete and is subject to and qualified in its entirety by reference to the Agreement attached hereto as an exhibit and incorporated herein by reference

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in item 1.01 is incorporated herin by referance.

Item 9.01 Financial Statements and Exhibits.

(a) Not appplicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

10.1 Agreement by and among Converted Organics Inc, Iroquois Master Fund Ltd. and Iroquois Capital Opportunity Fund Ltd, dated Ocotber 19, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

October 20, 2011	By:	Edward Gildea

Name: Edward Gildea
Title: President

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Exhibit Index

Exhibit No.	Description

10.1	Agreement by and among Converted Organics Inc, Iroquois Master Fund,LTD and Iroquois Capital Opportunity Fund, LTD dated Ocotber 19, 2011